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                                                            EXHIBIT 10.10

                                   AMENDMENT NO. 4
                                          To
                                 EMPLOYMENT AGREEMENT



     This Amendment No. 4, effective the 28th day of February, 1999, is made to that certain Employment Agreement between Intermec Technologies Corporation and Michael Ohanian, dated the 18th day of May, 1995 as amended (the "Agreement").

     WHEREAS, the parties to the Agreement wish to extend the Employment Period described in the Agreement from February 28, 1999 to December 31, 1999.

     NOW THEREFORE, by mutual agreement of the parties, the Agreement is hereby amended as follows:

     1.   TERM OF AGREEMENT:

     Michael Ohanian hereby agrees to retire from Employment with Intermec Technologies Corporation and as an officer of UNOVA, Inc. on December 31, 1999, or at such earlier date as requested by Michael Ohanian or the Chief Executive Officer of UNOVA, Inc. upon at least sixty days notice delivered by either of them to the other.

     2.   COMPENSATION:

     The base annual salary set forth in numbered Paragraph 3, BASE PAY, shall be increased from $325,000 to $350,000 for the period of March 1, 1999 through the end of the Term of Agreement described in Paragraph 1 of this Amendment No. 4.

     3.   EXECUTIVE FLEX BENEFIT:

     Numbered Paragraph 6, EXECUTIVE FLEX BENEFIT, is amended to read as follows: "The Executive will receive an Executive Flex Benefit of $10,000 for calendar year 1999, irrespective of whether he is employed for the full calendar year."

     4.   RETIREMENT/SERP:

     Upon retirement as described in Paragraph 1 of this Amendment No. 4, Michael Ohanian will receive the retirement benefits provided in the UNOVA, Inc. Supplemental Employee Retirement Plan ("SERP"). For purposes of determining such benefits, Michael Ohanian will be considered to be vested with 15 years of service on the retirement date. The parties agree that the extension of the Employment Period described

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in Paragraph 1 of this Amendment No. 4 will not have the effect of increasing such vesting beyond 15 years.

     5.   OTHER TERMS AND CONDITIONS:

     Except as modified herein all other terms and conditions of the Agreement as amended by Amendments No. 1, 2, and 3 shall remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment No. 4 as of the date first written above.


INTERMEC TECHNOLOGIES                         EXECUTIVE
CORPORATION



By:  ___________________________              By:  __________________________
     Virginia S. Young                                 Michael Ohanian
     Vice President and Secretary